SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

   Date of Report (Date of Earliest Event Reported):  December 2, 1996


          JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP
          (Exact Name of Registrant as Specified in its Charter)


        Massachusetts            0-17664               04-2969061
          (State of            (Commission           (IRS Employer
        Organization)           File No.)         Identification No.)


          200 Clarendon Street
           Boston, MA  02116                    (800) 722-5457
    (Address of principal executive        (Registrant's telephone
      offices, including zip code)          number, including area
                                                    code)


                              Not Applicable
      (Former name or former address, if changed since last report)

         JOHN HANCOCK REALTY INCOME FUND-II LIMITED  PARTNERSHIP
                  (A Massachusetts Limited Partnership)


ITEM 2 - Acquisition or Disposition of Assets
---------------------------------------------

Disposition of the Fulton Business Park
---------------------------------------
On December 2, 1996, the Partnership sold Fulton Business Park, a warehouse/distribution/office facility located in Atlanta, Georgia, for a net sales price of approximately $3,315,000, after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring loss of approximately $692,000, which represents the difference between the net sales price and the property's net book value of approximately $3,997,000 (including unamortized leasing costs of approximately $122,000).

Based upon the General Partner's analysis of comparable sales transactions and its review of the offers received during the property's marketing period, the General Partner accepted the offer from FR Acquisitions, Inc. (the "Buyer"). There is no relationship between the Buyer and the Partnership or any associate, director or officer of the General Partner.

The sale was made pursuant to a Purchase and Sale Agreement dated November 25, 1996, which is included as Exhibit 1 of this report.


ITEM 7 - Financial Statements
-----------------------------
(A)  Financial Statements

      Pro Forma Balance Sheet at September 30, 1996                    4

      Pro Forma Statement of Operations for the Nine Months
        Ended September 30, 1996                                       5

      Pro Forma Statement of Operations for the Year Ended
        December 31, 1995                                              6

      Notes to Pro Forma Financial Statements                          7

(B)  Exhibits

      1.  Purchase and Sale Agreement (excluding exhibits) between
          John Hancock Realty Income Fund-II Limited Partnership
          and FR Acquisitions, Inc. dated November 25, 1996           11

          JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

On December 2, 1996, the Partnership sold the Fulton Business Park to the Buyer for a net sales price of approximately $3,315,000. The Pro Forma Balance Sheet reflects the financial position of the Partnership as if the Fulton Business Park property had been sold on September 30, 1996. The Pro Forma Statement of Operations for the nine months ended September 30, 1996 reflects the continued operations of the Partnership as if the Fulton Business Park property had been sold on December 31, 1995. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1995 reflects the continued operations of the Partnership as if the Fulton Business Park property had been sold on December 31, 1994.

        JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP
                (A Massachusetts Limited Partnership)

                       PRO FORMA BALANCE SHEET
                          SEPTEMBER 30, 1996
                             (Unaudited)

                                                                   Pro Forma
                                                  Historical      Adjustment for
                                                   Summary            Fulton         Pro Forma
                                                September 30,        Business      September 30,
                                                     1996              Park             1996
                                                     ----              ----             ----
Current assets:
  Cash and cash equivalents                       $5,047,640       $3,314,954        $8,362,594
  Restricted cash                                     39,907          (2,924)            36,983
  Other current assets                               207,156             (26)           207,130
                                                  ----------       ----------        ----------
     Total current assets                          5,294,703        3,312,004         8,606,707

Real estate loans                                  5,794,587                -         5,794,587

Investment in property:
  Land                                             5,560,000        (520,000)         5,040,000
  Buildings and improvements                      18,836,994      (4,618,786)        14,218,208
                                                  ----------       ----------        ----------
                                                  24,396,994      (5,138,786)        19,258,208
  Less:   accumulated depreciation               (4,995,238)        1,238,604       (3,756,634)
                                                  ----------       ----------        ----------
                                                  19,401,756      (3,900,182)        15,501,574

Investment in joint venture                        7,656,986                -         7,656,986
Long-term restricted cash                            109,258         (27,775)            81,483
Deferred expenses, net of accumulated
  amortization of $1,210,715 in 1996               1,138,637        (131,295)         1,007,342
                                                  ----------       ----------        ----------
     Total assets                                $39,395,927       ($747,248)       $38,648,679
                                                 ===========      ===========       ===========

Current liabilities:
  Accounts payable and accrued expenses             $544,451        ($76,845)          $467,606
  Accounts payable to affiliates                      39,208                -            39,208
                                                  ----------       ----------        ----------
     Total current liabilities                       583,659         (76,845)           506,814

Partners' equity/(deficit):
 General Partner                                   (155,528)          (6,704)         (162,232)
 Limited Partners                                 38,967,796        (663,699)        38,304,097
                                                  ----------       ----------        ----------
     Total partners' equity                       38,812,268        (670,403)        38,141,865
                                                  ----------       ----------       ----------
     Total liabilities and partners' equity      $39,395,927       ($747,248)       $38,648,679
                                                 ===========       ==========       ===========

               See Notes to Pro Forma Financial Statements

          JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

                    PRO FORMA STATEMENT OF OPERATIONS
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                               (Unaudited)

                                                  Historical
                                                   Summary          Pro Forma        Pro Forma
                                                 For the Nine     Adjustment for    For the Nine
                                                 Months Ended         Fulton        Months Ended
                                                September 30,        Business      September 30,
                                                     1996              Park             1996
                                                     ----              ----             ----
Income:
  Rental income                                   $1,894,511       ($337,532)        $1,556,979
  Interest income                                    655,281                -           655,281
  Income from joint venture                          572,852                -           572,852
                                                  ----------       ----------        ----------
     Total income                                  3,122,644        (337,532)         2,785,112

Expenses:
  Depreciation                                       470,869        (115,423)           355,446
  Property operating expenses                        362,488         (56,417)           306,071
  Amortization of deferred expenses                  215,340         (41,119)           174,221
  General and administrative                         180,937                -           180,937
                                                  ----------       ----------        ----------
     Total expenses                                1,229,634        (212,959)         1,016,675
                                                  ----------       ----------       ----------
     Net income                                   $1,893,010       ($124,573)        $1,768,437
                                                  ==========       ==========       ==========


Allocation of net income:
  General Partner                                    $18,930         ($1,246)           $17,684
  John Hancock Limited Partner                             -                -                 -
  Investors                                        1,874,080        (123,327)         1,750,753
                                                  ----------       ----------        ----------
                                                  $1,893,010       ($124,572)        $1,768,437
                                                  ==========       ==========        ==========

     Net income per Unit                              $0.72            ($0.05)            $0.67
                                                  ==========       ==========        ==========









               See Notes to Pro Forma Financial Statements

          JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

                    PRO FORMA STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 1995

                                                  Historical        Pro Forma
                                                   Summary       Adjustment for      Pro Forma
                                              For the Year Ended      Fulton     For the Year Ended
                                                 December 31,        Business       December 31,
                                                     1995              Park             1995
                                                     ----              ----             ----
                                                  (Audited)        (Unaudited)      (Unaudited)
Income:
  Rental income                                   $2,447,532       ($426,318)        $2,021,214
  Interest income                                    879,508                -           879,508
  Income from joint venture                          755,198                -           755,198
                                                  ----------         --------        ----------
     Total income                                  4,082,238        (426,318)         3,655,920

Expenses:
  Depreciation                                       627,886        (153,960)           473,926
  Property operating expenses                        536,613        (102,136)           434,477
  General and administrative                         231,487                -           231,487
  Amortization of deferred expenses                  272,228         (39,531)           232,697
                                                  ----------         --------        ----------
     Total expenses                                1,668,214        (295,627)         1,372,587
                                                  ----------        --------       ----------
     Net income                                   $2,414,024       ($130,691)        $2,283,333
                                                  ==========        ========       ==========

Allocation of net income:
  General Partner                                    $24,140         ($1,307)           $22,833
  John Hancock Limited Partner                             -                -                 -
  Investors                                        2,389,884        (129,384)         2,260,500
                                                  ----------         --------        ----------
                                                  $2,414,024       ($130,691)        $2,283,333
                                                  ==========         ========        ==========

     Net income per Unit                              $0.92            ($0.05)           $0.87
                                                  ==========         ========        ==========











               See Notes to Pro Forma Financial Statements

          JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

                 Notes to Pro Forma Financial Statements
                               (Unaudited)


Note 1 - Fulton Business Park
-----------------------------
On December 2, 1996, the Partnership sold the Fulton Business Park property in Atlanta, Georgia, for a net sales price of approximately $3,315,000, after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring loss of approximately $692,000 which represents the difference between the net sales price and the property's net book value of approximately $3,997,000 (including unamortized leasing costs of approximately $122,000).

The historical financial statements are adjusted to show the effects resulting from the sale of the Fulton Business Park property on the Partnership's operations, assets and liabilities. The Pro Forma Balance Sheet at September 30, 1996 reflects the financial position of the Partnership as if the Fulton Business Park property had been sold on September 30, 1996. The Pro Forma Statement of Operations for the nine months ended September 30, 1996 reflects the continued operations of the Partnership as if the Fulton Business Park property had been sold on December 31, 1995. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1995 reflects the continued operations of the Partnership as if the Fulton Business Park property had been sold on December 31, 1994.

Note 2 - Distributions and Allocations
--------------------------------------
Distributable Cash from Operations (defined in the Partnership Agreement) is distributed 1% to the General Partner and the remaining 99% in the following order of priority: first, to the Investors until they receive a 7% non-cumulative, non-compounded annual cash return on their Invested Capital (defined in the Partnership Agreement); second, to the General
Partner to pay the Subordinated Allocation (defined in the Partnership Agreement) equal to 3 1/2% of Distributable Cash from Operations for managing the Partnership's activities; third, to the John Hancock Limited Partner until it receives a 7% non-cumulative, non-compounded annual cash return on its Invested Capital; fourth, to the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions (defined in the Partnership Agreement), until they have received a 10% non-cumulative, non-compounded annual cash return on their Invested Capital; fifth, to the General Partner to pay the Incentive Allocation (defined in the Partnership Agreement) equal to 2 1/2% of Distributable Cash from Operations; and sixth, to the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions. Any Distributable Cash from Operations which is available as a result of a reduction of working capital reserves funded by Capital Contributions of the Investors, will be distributed 100% to the Investors.

          JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

           Notes to Pro Forma Financial Statements (continued)
                               (Unaudited)

Note 2 - Distributions and Allocations (continued)
--------------------------------------
Cash from a Sale, Financing or Repayment (defined in the Partnership Agreement) of a Partnership Investment, is first used to pay all debts and liabilities of the Partnership then due and then to fund any reserves for contingent liabilities. Cash from Sales, Financings or Repayments is distributed and paid in the following order of priority: first, to the Investors and the John Hancock Limited Partner, with the distribution allocated to Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions, until the Investors and the John Hancock Limited Partner have received an amount equal to their Invested Capital; second, to the Investors until they have received, after giving effect to all previous distributions of Distributable Cash from Operations and any previous distributions of Cash from Sales, Financings or Repayments after the return of their Invested Capital, the Cumulative Return on Investment (defined in the Partnership Agreement); third, to the John Hancock Limited Partner until it has received, after giving effect to all previous distributions of Distributable Cash from Operations and any previous distributions of Cash from Sales, Financings or Repayments after the return of its Invested Capital, the Cumulative Return on Investment; fourth, to the General Partner to pay any Subordinated Disposition Fees then payable pursuant to Section 6.4(c) of the Partnership Agreement; and fifth, 99% to the Investors and the John Hancock Limited Partner and 1% to the General Partner, with the distribution allocated to the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions.

Cash from the sale or repayment of the last of the Partnership's properties or mortgage loans is distributed in the same manner as Cash from Sales, Financings or Repayments, except that before any other distribution is made to the Partners, each Partner shall first receive from such cash, an amount equal to the then positive balance, if any, in such Partner's Capital Account after crediting or charging to such account the profits or losses for tax purposes from such sale. To the extent, if any, that a Partner is entitled to receive a distribution of cash based upon a positive balance in its capital account prior to such distribution, such distribution will be credited against the amount of such cash the Partner would have been entitled to receive based upon the manner of distribution of Cash from Sales, Financings or Repayments, as specified in the previous paragraph.

          JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

           Notes to Pro Forma Financial Statements (continued)
                               (Unaudited)

Note 2 - Distributions and Allocations (continued)
--------------------------------------
Profits for tax purposes from the normal operations of the Partnership for each fiscal year are allocated to the Partners in the same amounts as Distributable Cash from Operations for that year. If such profits are less than Distributable Cash from Operations for any year, then they are allocated in proportion to the amounts of Distributable Cash from Operations allocated for that year. If such profits are greater than Distributable Cash from Operations for any year, they are allocated 1% to the General Partner and 99% to the John Hancock Limited Partner and the Investors, with the allocation made between the John Hancock Limited Partner and the Investors in proportion to their respective Capital Contributions. Losses for tax purposes from the normal operations of the Partnership are allocated 1% to the General Partner and 99% to the John Hancock Limited Partner and the Investors, with the allocation made between the John Hancock Limited Partner and the Investors in proportion to their respective Capital Contributions.

Profits and Losses from Sales, Financings or Repayments are generally allocated 99% to the Limited Partners and 1% to the General Partners, subject to the provisions of the Partnership Agreement.

          JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)


                                SIGNATURES
                                ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on the 17th day of December, 1996.


                           John Hancock Realty Income Fund-II
                           Limited Partnership

                           By:     John Hancock Realty Equities, Inc.,
                                   General Partner



                               By:   WILLIAM M. FITZGERALD
                                     --------------------------------
                                     William M. Fitzgerald, President



                               By:   RICHARD E. FRANK
                                     --------------------------------
                                     Richard E. Frank, Treasurer
                                     (Chief Accounting Officer)